Term deposits	12 Months Ended
Mar. 31, 2026
Term Deposits
Term deposits

23. Term deposits

	March 31,
	2025	2026
Fixed deposits with banks	1,354,170	1,508,036
Total	1,354,170	1,508,036
Non-current	44,770	32,032
Current	1,309,400	1,476,004
Total	1,354,170	1,508,036

Term deposits as on March 31, 2026, include INR 796,418 (March 31, 2025: INR 686,851) pledged with banks against bank guarantees, sales bill discounting, vehicle loan and credit card facility (Refer note 32).